UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2009 (July 8, 2009)

Show Me Ethanol, LLC

(Exact name of registrant as specified in its charter)

Missouri	000-52614	20-4594551
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

P. O. Box 9 26530 Highway 24 East,

Carrollton, Missouri 64633

(660) 542-6493

(Address of principal executive offices and telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dennis Alt, current General Manager and Chief Reorganizational Officer of Show Me Ethanol, LLC (the “Company”) submitted his resignation from the Company to the Company’s Board of Managers on July 8, 2009. His resignation will become effective as of the close of business July 21, 2009. Mr. Alt’s employment is not pursuant to any employment agreement; he is an at-will employee. At this time the Company has not hired a replacement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2009	Show Me Ethanol, LLC

	By:	/s/ Richard Hanson
Name: Richard Hanson
Title: Chief Financial Officer